                                                                   EXHIBIT 99(b)

                             [FACING SIDE OF PROXY]

                                REVOCABLE PROXY

                               NBB BANCORP, INC.
               174 Union Street, New Bedford, Massachusetts 02740

            Proxy for Special Meeting of Stockholders to be Held on


                               December 15, 1994

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby constitutes and appoints Robert McCarter and Carol E. Correia, and each of them individually, the attorney and proxy of the undersigned, with full power of substitution, hereby revoking any proxy heretofore given, and authorizes each of them to represent and to vote all shares of Common Stock of NBB Bancorp, Inc. (the "Company") held of record by the undersigned at the close of business on October 21, 1994, on behalf of the undersigned at the Special Meeting of Stockholders (the "Special Meeting") of the Company to be held at the Hawthorne Country Club, North Dartmouth, Massachusetts, on Thursday, December 15, 1994 at 11:00 a.m., local time, and at any adjournments or postponements thereof.



    WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED.


    PLEASE SIGN AND DATE ON THE OTHER SIDE AND MAIL YOUR PROXY CARD TODAY.

                           (Continued on other side)
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                            [REVERSE SIDE OF PROXY]

    The Board of Directors recommends a vote FOR Proposal 1.

    1. Proposal to approve and adopt the Agreement and Plan of Merger, dated as of May 9, 1994, as amended and restated as of August 26, 1994 (the "Merger Agreement") by and among NBB Bancorp, Inc. (the "Company") and Fleet Financial Group, Inc., a Rhode Island corporation ("Fleet"), and each of the transactions contemplated thereby, upon the terms and subject to the conditions set forth in the Merger Agreement, as more fully described in the Proxy Statement-Prospectus for the Special Meeting.

             / / FOR             / / AGAINST             / / ABSTAIN


    2. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.



    The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and the Proxy Statement-Prospectus with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

                                         Please date and sign exactly as name
                                         appears herein and return in the
                                         enclosed envelope. Where there is more
                                         than one holder, only one must sign.
                                         When signing as an attorney-in-fact,
                                         administrator, executor, guardian,
                                         trustee or other fiduciary, please add
                                         your full title as such. If executed by
                                         a corporation, the proxy should be
                                         signed by a duly authorized person,
                                         stating his or her title or authority.
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
                                         MARK HERE FOR ADDRESS          MARK HERE IF YOU PLAN TO
                                          CHANGE AND NOTE AT LEFT / /    ATTEND THE SPECIAL MEETING / /

                                         Signature:                                     Date:
                                                     ---------------------------------         --------
                                         Signature:                                     Date:
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